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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2001


                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


   Delaware                                            1-8597                    94-2657368
(State or other jurisdiction                  (Commission File Number)          (IRS Employer
     of incorporation)                                                        Identification No.)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events.

On April 24, 2001, The Cooper Companies, Inc. issued a press release commenting on the Wesley Jessen lawsuit and reiterating earnings guidance for 2001. This release is filed as an exhibit hereto and is incorporated by reference herein.

Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.


ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.             Description
-------           -----------
99.1              Press Release dated April 24, 2001 of The Cooper Companies, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE COOPER COMPANIES, INC.

                                    By /s/ Stephen C. Whiteford
                                       ------------------------
                                       Stephen C. Whiteford
                                       Vice President and
                                       Corporate Controller
                                       (Principal Accounting Officer)


Dated:  April 25, 2001

                                  EXHIBIT INDEX



Exhibit                                                              Sequentially
  No.             Description                                        Numbered Page
-------           -----------                                        -------------
99.1              Press Release dated April 24, 2001 of The Cooper
                  Companies, Inc.